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                                                                     EXHIBIT 4.7

                              CERTIFICATE OF TRUST
                                       OF
                              BBC CAPITAL TRUST II

         THIS CERTIFICATE OF TRUST OF BBC Capital Trust II (the "Trust") is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801, et seq.) (the "Act").

     1. Name. The name of the business trust formed hereby is "BBC Capital Trust II."

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                             WILMINGTON TRUST COMPANY,
                                             as Trustee


                                             By: /s/ Anita E. Dallago
                                             --------------------------------
                                             Anita E. Dallago,
                                             Assistant Secretary

                                             /s/ Alan B. Levan
                                             -----------------------------------
                                             Alan B. Levan, as Trustee

                                             /s/ James A. White
                                             -----------------------------------
                                             James A. White, as Trustee

                                             /s/ Jarett S. Levan
                                             -----------------------------------
                                             Jarett S. Levan, as Trustee